UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 30, 2007
PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On November 30, 2007, PPG Industries, Inc. issued a press release detailing the key points described at an analyst meeting held earlier that day by Charles E. Bunch, Chairman and Chief Executive Officer, and William H. Hernandez, Senior Vice President, Chief Financial Officer & Treasurer. The meeting was presented by webcast and a replay of the webcast, including the materials reviewed at the meeting, is available on the Company’s website at www.ppg.com. A copy of today’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Press release of PPG Industries, Inc. dated November 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2007	PPG INDUSTRIES, INC. (Registrant)
	By:	/s/ James C. Diggs
James C. Diggs
Senior Vice President, General Counsel and Secretary